UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 23, 2012

National Technical Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

California	000-16438	95-4134955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24007 Ventura Boulevard, Suite 200, Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (818) 591-0776

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	REGULATION FD DISCLOSURE.

Bill McGinnis, our Chief Executive Officer, will be presenting at the 13th Annual B. Riley & Co. Investor Conference being held at the Loews Santa Monica Beach Hotel in Santa Monica, California on Wednesday, May 23, 2012 at 2:30 p.m. Pacific Time. The written presentation materials to be used at the conference are furnished as an exhibit to this report. We issued a press release, a copy of which is attached as an exhibit to this report, announcing the foregoing.

The information under this Item 7.01 and in exhibits 99.1 and 99.2 to this report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information under Item 7.01 and in exhibits 99.1 and 99.2 to this report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press release issued on May 16, 2012
99.2	Copy of presentation materials Axesstel, Inc. intends to provide to at the B. Riley & Co. Investor Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2012	National Technical Systems, Inc.

	By:	/s/ Bill McGinnis
Name: Bill McGinnis
Title: CEO